UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2013

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7901 Jones Branch Drive, Suite 900, McLean, VA 22102

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (703) 902-2800

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On May 13, 2013, Primus Telecommunications Group, Incorporated (“we” or the “Company”) issued a press release announcing our financial results for the quarter ended March 31, 2013. The text of the press release is included as Exhibit 99.1 to this Form 8-K and incorporated herein by reference. The information set forth in the press release is being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Non-GAAP Measures

Our press release and financial tables contained therein include the following non-GAAP financial information:

Adjusted EBITDA

Adjusted EBITDA, as defined by us, consists of net income (loss) before reorganization items, net; share-based compensation expense; depreciation and amortization; gain (loss) on sale or disposal of assets; asset impairment expense; interest expense; accretion (amortization) on debt premium/discount, net; gain (loss) on early extinguishment or restructuring of debt; interest income and other income (expense); gain (loss) from contingent value rights valuation; foreign currency transaction gain (loss); income tax benefit (expense); income (expense) attributable to the non-controlling interest; income (loss) from discontinued operations, net of tax; and gain (loss) from sale of discontinued operations, net of tax. Our definition of Adjusted EBITDA may not be similar to Adjusted EBITDA measures presented by other companies, is not a measurement under generally accepted accounting principles in the United States, and should be considered in addition to, but not as a substitute for, the information contained in our statements of operations.

We believe Adjusted EBITDA is an important performance measurement for our investors because it gives them a metric to analyze our results exclusive of certain non-cash items and items which do not directly correlate to our business of selling and provisioning telecommunications services. We believe Adjusted EBITDA provides further insight into our current performance and period to period performance on a qualitative basis and is a measure that we use to evaluate our results and performance of our management team.

Adjusted EBITDA Margin

Adjusted EBITDA Margin, as defined by us, consists of the previously defined Adjusted EBITDA divided by net revenue.

We believe Adjusted EBITDA Margin is an important performance measurement for our investors because it gives them a metric to analyze our results exclusive of certain non-cash items and items which do not directly correlate to our business of selling and provisioning telecommunications services. We believe Adjusted EBITDA Margin provides further insight into our current performance and period to period performance on a qualitative basis and is a measure that we use to evaluate our results and performance of our management team.

Normalized Adjusted EBITDA

Normalized Adjusted EBITDA, as defined by us, consists of the previously defined Adjusted EBITDA with an add-back for certain one-time charges related to severance and other non-recurring costs.

We believe Normalized Adjusted EBITDA is an important performance measurement for our investors because it gives them a metric to analyze our results exclusive of certain non-cash items, items which do not directly correlate to our business of selling and provisioning telecommunications services and certain non-recurring costs. We believe Normalized Adjusted EBITDA provides further insight into our current performance and period to period performance on a qualitative basis and are measures that we use to evaluate our results and performance of our management team.

Free Cash Flow

Free Cash Flow, as defined by us, consists of net cash provided by (used in) operating activities before reorganization items less net cash used in the purchase of property and equipment. Our definition of Free Cash Flow may not be similar to Free Cash Flow measures presented by other companies, is not a measurement under generally accepted accounting principles in the United States, and should be considered in addition to, but not as a substitute for, the information contained in our consolidated statements of cash flows.

We believe Free Cash Flow provides a measure of our ability, after making our capital expenditures and other investments in our infrastructure, to meet scheduled debt payments. We use Free Cash Flow to monitor the impact of our operations on our cash reserves and our ability to generate sufficient cash flow to fund our scheduled debt maturities and other financing activities, including discretionary refinancings and retirements of debt. Because Free Cash Flow represents the amount of cash generated or used in operating activities and used in the purchase of property and equipment before deductions for scheduled debt maturities and other fixed obligations (such as capital leases, vendor financing and other long-term obligations), Free Cash Flow should not be used as a measure of the amount of cash available for discretionary expenditures.

Item 8.01	Other Events

In a separate press release issued by the Company on May 10, 2013, the Company announced that it has entered into a purchase agreement to sell its North America retail telecommunications operations in the United States and Canada to affiliates of York Capital Management, for approximately US$129 million.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of the North American retail operations of the Company by affiliates of York Capital Management. In connection with the proposed transaction, the Company will file with the Securities and Exchange Commission (the “SEC”) and furnish to the Company’s stockholders a proxy statement and other relevant documents. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE TRANSACTION. The Company’s stockholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the Company’s stockholders may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://www.ptgi.com under “Investor Relations” or by directing a request to: Primus Telecommunications Group, Incorporated, 7901 Jones Branch Drive, Suite 900, McLean, VA 22102, Attn: Investor Relations, (703) 748-8050, ir@ptgi.com.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed transaction will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and in its definitive proxy statement filed with the SEC on Schedule 14A on April 30, 2013.

Forward-Looking Statements

This Current Report on Form 8-K contains a number of “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations, and are not strictly historical statements. In some cases, you can identify forward-looking statements by terminology such as “if,” “may,” “should,” “believe,” “anticipate,” “future,” “forward,” “potential,” “estimate,” “opportunity,” “goal,” “objective,” “growth,” “outcome,” “could,” “expect,” “intend,” “plan,” “strategy,” “provide,” “commitment,” “result,” “seek,” “pursue,” “ongoing,” “include” or in the negative of such terms or comparable terminology. These forward-looking statements inherently involve certain risks and uncertainties and are not guarantees of performance or results, or of the creation of stockholder value, although they are based on our current plans or assessments which we believe to be reasonable as of the date hereof. Factors or risks that could cause our actual results to differ materially from the results are more fully described in our annual report, quarterly reports or other filings with the SEC, which are available through our website at www.ptgi.com. Factors that relate to the proposed divestiture of our North American retail operations include the risk that we may not obtain stockholder and regulatory approval of the transactions contemplated by the definitive agreement on the proposed terms and schedule; the risk that the transaction will impair our ability to maintain third party relationships following the announcement of the transaction; the risk that the parties may not be able to satisfy the conditions to closing of the transactions contemplated by the definitive agreement; and the risk that the transactions contemplated by the definitive agreement may not be completed in the time frame expected by the parties or at all. Other unknown or unpredictable factors could also affect our business, financial condition and results. Although we believe that the expectations reflected in the forward-looking statements are reasonable, there can be no assurance that any of the estimated or projected results will be realized. You should not place undue reliance on these forward-looking statements, which apply only as of the date hereof. Subsequent events and developments may cause our views to change. While we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so.

Item 9.01	Financial Statements and Exhibits

99.1	First Quarter 2013 Earnings Press Release of Primus Telecommunications Group, Incorporated dated May 13, 2013 (furnished only)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

Dated: May 13, 2013	By:	/s/ James C. Keeley
James C. Keeley
Chief Financial Officer (Principal Financial and Accounting Officer)